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                        NATCITY DIRECTOR VARIABLE ANNUITY
                             SEPARATE ACCOUNT SEVEN
                         HARTFORD LIFE INSURANCE COMPANY

                               FILE NO. 333-69485

   SUPPLEMENT DATED NOVEMBER 3, 2003 TO THE PROSPECTUS DATED NOVEMBER 3, 2003





































HV-4280
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              SUPPLEMENT DATED NOVEMBER 3, 2003 TO YOUR PROSPECTUS

Effective upon the close of the New York Stock Exchange on December 3, 2003, the following Sub-Accounts are closed to new and subsequent Premium Payments and transfers of Contract Value: the Armada Advantage Equity Growth Fund, Armada Advantage International Equity Fund, and Armada Advantage MidCap Growth Fund.

In addition, on February 28, 2003, the Board of Trustees of the Armada Advantage Funds (the "Trust") approved a proposal to liquidate the Armada Advantage Equity Growth Fund, Armada Advantage International Equity Fund, and Armada Advantage MidCap Growth Fund. If approved by the Funds' shareholders, the liquidations are expected to be completed on or about December 4, 2003. As a result, if any of your Contract Value is allocated to the Armada Advantage Equity Growth Fund, Armada Advantage International Equity Fund, or Armada Advantage MidCap Growth Fund Sub-Account, that Contract Value will be transferred into the Hartford Money Market HLS Fund Sub-Account.

Prior to the date of the liquidation, you are permitted to make one special transfer of all your Contract Value invested in the Armada Advantage Equity Growth Fund, Armada Advantage International Equity Fund,and Armada Advantage MidCap Growth Fund Sub-Accounts to the other Sub-Accounts or the Fixed Accumulation Feature. This one special transfer will not be counted toward any limitations on transfers under your Contract.

Contract Owners who are automatically transferred to the Hartford Money Market HLS Fund Sub-Account will be permitted to make one special transfer out of the Hartford Money Market HLS Fund Sub-Account to the other Sub-Accounts or the Fixed Accumulation Feature until 30 days after the date of the liquidation. This one special transfer will not be counted toward any limitations on transfers under your Contract.

If you are enrolled in any InvestEase(R), DCA or DCA Plus, or Asset Allocation with allocations directed to the Armada Advantage Equity Growth Fund, Armada Advantage International Equity Fund, and Armada Advantage MidCap Growth Fund Sub-Account, your enrollment in these programs will end upon the close of the New York Stock Exchange on December 4, 2003, unless you change your Program enrollments prior to that date.

You must submit new allocation instructions with any subsequent Premium Payments if your most recent allocation instructions directed Premium Payments to the Armada Advantage Equity Growth Fund, Armada Advantage International Equity Fund, or Armada Advantage MidCap Growth Fund Sub-Account.

If you are enrolled in any Automatic Income Program with the Armada Advantage Equity Growth Fund, Armada Advantage International Equity Fund, and Armada Advantage MidCap Growth Fund Sub-Account upon the close of the New York Stock Exchange on December 4, 2003, your enrollment will automatically be updated to reflect the Hartford Money Market HLS Fund Sub-Account.

Effective December 4, 2003, all references to the Armada Advantage Equity Growth Fund Armada Advantage International Equity Fund, and Armada Advantage MidCap Growth Fund in the prospectus are deleted.


  THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.